Zurich Advantage III

Supplement dated November 13, 2020

to the

Prospectus dated May 1, 2020

Issued By

Zurich American Life Insurance Company

through its

ZALICO Variable Annuity Separate Account

Templeton Developing Markets VIP Fund

Effective immediately, Franklin Templeton Investment Management Limited (“FTIMNL”) is added as a sub-advisor to the fund.

In your Prospectus, under the section “ZALICO, THE SEPARATE ACCOUNT AND THE FUNDS,” and under the heading “The Funds,” the following paragraph is deleted in its entirety:

Franklin Advisers, Inc. is the investment adviser for the Franklin Rising Dividends VIP Fund, Franklin Strategic Income VIP Fund and the Franklin U.S. Government Securities VIP Fund. Franklin Mutual Advisers, LLC is the investment adviser for the Mutual Global Discovery VIP Fund, Mutual Shares VIP Fund and Franklin Small Cap Value VIP Fund. Templeton Asset Management Ltd. is the investment adviser for the Templeton Developing Markets VIP Fund.

and is replaced with the following paragraph:

Franklin Advisers, Inc. is the investment adviser for the Franklin Rising Dividends VIP Fund, Franklin Strategic Income VIP Fund and the Franklin U.S. Government Securities VIP Fund. Franklin Mutual Advisers, LLC is the investment adviser for the Mutual Global Discovery VIP Fund, Mutual Shares VIP Fund and Franklin Small Cap Value VIP Fund. Templeton Asset Management Ltd. is the investment adviser for the Templeton Developing Markets VIP Fund and Franklin Templeton Investment Management Limited (“FTIMNL”) serves as the sub-adviser for the Templeton Developing Markets VIP Fund.

This Supplement Should Be Retained with Your Prospectus for Future Reference.

ADVIII_11.13.2020